UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 7, 2006

ARTISTdirect, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California	90404-4082
(Address of Principal Executive Offices)	(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On November 7, 2006, ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), entered into a waiver (“Sub-Debt Waiver”) with the holders of convertible subordinated notes (collectively, the “Sub-Debt Notes”) originally issued by the Registrant pursuant to the terms of a Securities Purchase Agreement dated as of July 28, 2005, as amended (the “Securities Purchase Agreement”).  A provision of the Sub-Debt Notes contain a negative covenant pertaining to the Registrant’s Consolidated Fixed Charge Coverage Ratio (as such term is defined in the Sub-Debt Notes), which is to be calculated on a quarterly basis (the “Fixed Charge Covenant”).  The Fixed Charge Covenant did not contemplate that the first cash payment of accrued interest was not due and payable to the holders of the Sub-Debt Notes until September 30, 2006 (the “First Interest Payment”), an approximate 14 month period from the original issuance date of the Sub-Debt Notes.  As a result of the Registrant timely making the First Interest Payment, the Registrant was forced to breach the Fixed Charge Covenant.  The holders have agreed to waive the event of default under the Sub-Debt Notes that may have been triggered due to a breach of the Fixed Charge Covenant resulting from the First Interest Payment.  A complete copy of the Sub-Debt Waiver is attached to this Current Report on Form 8-K as Exhibit 4.1.

On November 7, 2006, the Registrant entered into a waiver (“Senior Waiver”) with the purchasers of senior notes originally issued by the Registrant pursuant to the terms of a Note and Warrant Purchase Agreement dated as of July 28, 2005, as amended (the “Note Purchase Agreement”).  The Note Purchase Agreement contains the same Fixed Charge Covenant that is contained in the Sub-Debt Notes (the “Senior Fixed Charge Covenant”).  As a result of the Registrant timely making the First Interest Payment, the Registrant was forced to breach the Senior Fixed Charge Covenant.  The purchasers have agreed to waive the event of default under the Note Purchase Agreement that may have been triggered due to a breach of the Senior Fixed Charge Covenant resulting from the First Interest Payment.  A complete copy of the Senior Waiver is attached to this Current Report on Form 8-K as Exhibit 10.1.

On November 8, 2006, the Registrant executed an assignment (the “Assignment”) by and between the Registrant, JLF Partners I, LP, JLF Partners II, LP and JLF Offshore Fund, Ltd. (each an “Assignor” collectively, the “Assignors”) and The Longview Fund, LP (“Assignee”), whereby the Assignors have agreed to transfer to Assignee an aggregate of $699,000 in face value of Sub-Debt Notes (the “Assignor Notes”).  The Assignor Notes were originally issued to the Assignors by the Registrant pursuant to the terms of the Securities Purchase Agreement.  The Registrant, the Assignors and Assignee have agreed that Assignee shall be deemed a party to the Securities Purchase Agreement, and all such related documents, but only in relation to the amount of Assignor Notes being transferred.  Subject to the receipt of certain closing delivery items referenced in the Assignment and the Supplement Agreement (as defined below), the Registrant has agreed to reissue a Sub-Debt Note to Assignee in order to reflect the transfer referenced above.  A complete copy of the Assignment, which includes a schedule detailing the amount of Assignor Notes being transferred by each Assignor and the applicable purchase price paid by Assignee to each Assignor, is included with this Current Report on Form 8-K as Exhibit 10.2.

In connection with the Assignment, the Registrant also executed a supplemental agreement and acknowledgement (the “Supplemental Agreement”) with Assignee effective as of November 8, 2006.  In addition to the obligations set forth in the preceding paragraph, and only upon receipt of certain closing delivery items referenced in the Assignment and Supplemental Agreement, the Registrant has agreed to prepare a prospectus supplement to the resale registration statement on Form SB-2, as amended, on file with the Securities and Exchange Commission.  The purpose of the prospectus supplement is to replace the name of the Assignors with the name of Assignee as a named “Selling Stockholder,” but only in relation to the number of shares of the Registrant’s common stock underlying the portion of the Assignor Notes being transferred pursuant to the Assignment.  The parties have also mutually agreed that the

9.99% conversion limitation provision contained in the Assignor Notes shall be amended to provide for a 4.99% conversion limitation, effective as of January 1, 2007.  A complete copy of the Supplemental Agreement is included with this Current Report on Form 8-K as Exhibit 10.3.

The terms of the senior and subordinated financing transactions referenced above were previously disclosed by the Registrant in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2005, and as subsequently amended.

Item 8.01.              Other Events.

The Registrant was in breach of the Fixed Charge Covenant contained in the Sub-Debt Notes and the Senior Fixed Charge Covenant contained in the Note Purchase Agreement.  The event of default that may have been triggered due to a breach of the Fixed Charge Covenant and the Senior Fixed Charge Covenant, respectively, have been waived, as more fully described in Item 1.01 above.  Due to the receipt of these waivers, a triggering event causing an increase or acceleration of a direct financial obligation of the Registrant did not occur.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Exhibit Index,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date:	November 10, 2006	By:	/s/ Robert N. Weingarten
		Name:	Robert N. Weingarten
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

4.1	Waiver to Convertible Subordinated Notes by and among ARTISTdirect, Inc. and the holders identified on the signature page thereto, entered into as of November 7, 2006.

10.1	Waiver to Note and Warrant Purchase Agreement by and among ARTISTdirect, Inc. and the purchasers identified on the signature page thereto, entered into as of November 7, 2006.

10.2

Assignment by and between ARTISTdirect, Inc., JLF Partners I, LP, JLF Partners II, LP and JLF Offshore Fund, Ltd. and The Longview Fund, LP, effective as of November 8, 2006, and as acknowledged by Grushko & Mittman, PC.

10.3	Supplemental Agreement and Acknowledgement by and between ARTISTdirect, Inc. and The Longview Fund, LP, effective as of November 8, 2006.